UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Blade Air Mobility, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-

BLADE

BLADE AIR MOBILITY, INC.
55 HUDSON YARDS, 14TH FLOOR
NEW YORK, NEW YORK 10001

Your **Vote** Counts!

BLADE AIR MOBILITY, INC.

2023 Annual Meeting

Vote by May 08, 2023

11:59 PM ET



You invested in BLADE AIR MOBILITY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 09, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 09, 2023
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/BLDE2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items 1. Election of Class II Directors to be elected for terms expiring in 2026. Nominees: 01) Eric Affeldt 02) Andrew Lauck 03) Kenneth LererBoard Recommends2. Ratify Appointment of Independent Registered Public Accounting Firm for 2023 (Marcum LLP).NOTE: Such other business as may properly come before the meeting or any adjournment thereof.0 For